D-Wave to Host Qubits Asia 2026 Quantum Computing User Conference in Seoul
Event to showcase production applications, customer momentum across APAC and advancements in D-Wave’s annealing and gate-model quantum computing technologies

PALO ALTO, Calif., and SEOUL, South Korea – Sept. 16, 2026 – D-Wave Quantum Inc. (NASDAQ: QBTS) (“D-Wave” or the “Company”), the only dual-platform quantum computing company providing both annealing and gate-model systems, software, and services, today announced that it will host Qubits Asia 2026: Quantum Realized, a full-day quantum computing user conference on October 28, 2026, in Seoul.

Focused on the growing impact of quantum computing across the Asia-Pacific (APAC) region, the event will spotlight production applications addressing complex business challenges and research advancing scientific discovery, as well as the latest developments in D-Wave’s annealing and gate-model technologies. The conference will bring together D-Wave executives, customers, researchers and industry leaders to share lessons from real-world implementations, exchange best practices and explore opportunities to accelerate quantum computing adoption across APAC.

“Countries including Japan, Singapore, South Korea, and Taiwan are moving decisively to establish global leadership in quantum computing, and D-Wave is helping turn that ambition into measurable results today,” said Dr. Alan Baratz, CEO of D-Wave. “Qubits Asia will demonstrate what leadership looks like in practice by bringing together customers, researchers and industry leaders to accelerate commercial adoption, advance scientific discovery and expand the impact of quantum computing across the region.”

Qubits Asia 2026 comes amid continued momentum for D-Wave across APAC, marked by growing customer adoption, strategic collaborations and commercial and research initiatives spanning network optimization, artificial intelligence and machine learning, drug discovery, materials science, semiconductor manufacturing, port operations and more.

Qubits Asia 2026 program highlights include:
•D-Wave CEO Dr. Alan Baratz and Chief Development Officer Dr. Trevor Lanting will share updates on the Company’s annealing and gate-model quantum computing technologies, commercial applications and advances in quantum AI.
•Shuichi Fukuda, a researcher at NTT DOCOMO, Japan’s largest mobile operator, will discuss the company’s two D-Wave-powered quantum computing applications now operating in production and the resulting improvements in network efficiency and performance.
•Wanki Cho, consulting manager at LG CNS, will discuss how the company is using D-Wave™ technology to enhance 3D CT imaging for manufacturing inspections.
•Professor Daniel Park of Yonsei University will explore how annealing quantum computing could enhance generative AI workflows.
•Po-Hsun Fang of National Yang Ming Chiao Tung University will present a quantum annealing framework for reticle optimization in semiconductor manufacturing.
•Assistant Professor Seon-Geun Jeong of Gyeongsang National University will present research that used D-Wave technology to optimize berth and quay-crane allocation at Busan Port, successfully scheduling more than 50 vessels and 15 quay cranes using real operational data.

To register for Qubits Asia 2026: Quantum Realized, visit https://qubitsasia26.dwavequantum.com/.

About D-Wave Quantum Inc.
D-Wave is a leader in the development and delivery of quantum computing systems, software, and services. It is the world’s first commercial supplier of quantum computers, and the first and only to offer dual-platform quantum computing products and services, spanning both annealing and gate-model quantum computing technologies. D-Wave’s mission is to help customers realize the value of quantum today through enterprise-grade systems available on-premises and via its Leap™ quantum cloud service, which offers 99.9% availability and uptime. More than 100 organizations across commercial, government and research sectors trust D-Wave to address complex computational challenges using quantum computing. Learn more about realizing the value of quantum computing today and how D-Wave is shaping the quantum-driven industrial and societal advancements of tomorrow: www.dwavequantum.com.

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